Exhibit 99.1

Proofpoint to Acquire Varonis in a $6.3 Billion Transaction

Combination creates a new cybersecurity powerhouse to deliver a complete security platform that protects against AI-accelerated threats and data risks

MIAMI, FL and SUNNYVALE, CA – October 15, 2026 – Varonis Systems, Inc. (Nasdaq: VRNS) (“Varonis”), the data and AI security leader, and Proofpoint, Inc. (“Proofpoint”), a global leader in human and agent cybersecurity, today announced entrance into a definitive agreement under which Varonis will be acquired by Proofpoint, a portfolio company of Thoma Bravo, in an all-cash transaction valued at approximately $6.3 billion.

Under the terms of the agreement, Varonis shareholders will receive $49.75 per share in cash. This purchase price represents a premium of 52% to Varonis’ closing stock price of $32.71 on June 22, 2026, the last full trading day prior to initial rumors about a potential sale of the Company, and a premium of 17% over Varonis’ closing stock price of $42.35 on September 1, 2026, the last full trading day prior to additional media reports speculating about a potential sale of Varonis. The transaction values Varonis at approximately 53x LTM Free Cash Flow and 8.4x LTM Revenue.1

The combined company will serve more than 16,000 enterprises and millions of organizations globally, creating one of the world’s leading pure-play cybersecurity companies and establishing the industry’s largest data and AI cybersecurity organization. Together, the combined company intends to deliver a unified platform that helps organizations adopt AI with confidence: finding and protecting sensitive data, controlling what people and AI can access, and stopping data loss. Following closing, Proofpoint intends to move quickly to integrate the companies’ capabilities, align go-to-market efforts, and accelerate delivery of the combined platform to customers.

“Today begins an exciting new chapter for Varonis and our customers. It’s a testament to the incredible work of the Varonis team over two decades,” said Yaki Faitelson, Varonis CEO, Co-Founder and Chairman of the Board of Directors. “Our mission is to secure AI and the data that powers it. By joining forces with Proofpoint, we can achieve this mission faster than ever.”

Faitelson continued, “This announcement follows a comprehensive evaluation led by a committee of independent members of our Board of Directors, which included extensive outreach to a range of potential strategic and financial buyers. This transaction is an excellent outcome for the company and our shareholders, representing a realization of immediate, significant, and certain value well in excess of the risk-adjusted value of delivering against our standalone plan.”

“As AI becomes embedded across the enterprise, the data it can access determines both its value and its risk. AI agents are increasingly accessing sensitive information and taking action across systems, making it critical for organizations to understand not only what data needs protecting and who can access it, but how it is actually being used,” said Sumit Dhawan, CEO of Proofpoint. “By connecting communications, identities, permissions, data, and AI, we are creating an intelligence advantage that helps customers see risk more clearly, respond faster, and defend against the next generation of AI risks. This is a defining step in Proofpoint’s evolution into a cybersecurity platform built for the future of AI.”

Transaction Details

The transaction, which has been unanimously approved by the Varonis Board of Directors, is expected to close in the first half of 2027, subject to customary closing conditions, including approval by Varonis shareholders and receipt of regulatory approvals. Thoma Bravo is providing committed equity financing, and has secured debt financing commitments, to fund the purchase. Ontario Teachers’ Pension Plan has also agreed to make an investment into Proofpoint in connection with the transaction. Until the transaction closes, Proofpoint and Varonis will continue to operate as separate and independent companies. Upon completion of the transaction, Varonis’ common stock will cease trading on the Nasdaq, and Varonis will become a private company.

Third Quarter 2026 Financial Results

Varonis will announce its financial results for the third quarter 2026 following the close of the U.S. financial markets on November 3. The news release will be available on the Investor Relations section of the company’s website. In light of the announced transaction, Varonis will not conduct an earnings conference call.

Advisors

Goldman Sachs & Co. LLC is acting as exclusive financial advisor and Paul Hastings LLP is serving as legal counsel to Varonis.

BofA Securities, Inc., Morgan Stanley & Co. LLC, J.P. Morgan Securities LLC, UBS Securities LLC, and Mizuho Securities USA LLC are serving as financial advisors, and Kirkland & Ellis LLP is serving as legal counsel to Proofpoint.

1 Transaction multiples are calculated as Enterprise Value / LTM Revenue and Market Capitalization / LTM Free Cash Flow as of June 30, 2026.

About Varonis

Varonis (Nasdaq: VRNS) secures AI and the data that powers it. The Varonis platform gives organizations automated visibility and control over their critical data wherever it lives and helps ensure safe and trustworthy AI from code to runtime. Backed by 24x7x365 managed detection and response, Varonis gives thousands of organizations worldwide the confidence to adopt AI, reduce data exposure, and stop AI-powered threats.

About Proofpoint, Inc.

Proofpoint, Inc. is a global leader in human and agent cybersecurity, securing how people, data and AI agents connect across email, cloud and collaboration tools. Proofpoint is a trusted partner to over 80 of the Fortune 100, over 14,000 large enterprises, and millions of smaller organizations in stopping threats, preventing data loss, and building resilience across people and AI workflows. Proofpoint’s collaboration, data, and AI security platform helps organizations of all sizes protect their people, defend their data, and adopt AI securely and confidently. Learn more at www.proofpoint.com.

Connect with Proofpoint on LinkedIn

Proofpoint is a registered trademark or tradename of Proofpoint, Inc. in the U.S. and/or other countries. All other trademarks contained herein are the property of their respective owners.

Forward-Looking Statements

This communication contains not only historical information, but also forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent Varonis Systems, Inc.’s (the “Company”) expectations or beliefs concerning future events, including the timing of the proposed transactions contemplated by the Agreement and Plan of Merger, dated October 15, 2026 (the “Merger Agreement”), by and among the Company, Proofpoint, Inc. (“Parent”) and Vail Merger Sub, Inc. (“Merger Sub”) and other information relating to the proposed transactions contemplated by the Merger Agreement (the “Transaction”). Forward-looking statements include information concerning possible or assumed future results of operations of the Company, the expected completion and timing of the proposed Transaction and other information relating to the proposed Transaction. Without limiting the foregoing, the words “believes,” “anticipates,” “plans,” “expects,” “intends,” “forecasts,” “should,” “estimates,” “contemplate,” “future,” “goal,” “potential,” “predict,” “project,” “projection,” “may,” “will,” “could,” “would,” “assuming” and similar expressions are intended to identify forward-looking statements. However, the absence of these words does not mean that the statements are not forward-looking. Where, in any forward-looking statement, the Company expresses an expectation or belief as to future results, such expectation or belief is expressed in good faith and believed to be reasonable at the time such forward-looking statement is made. However, these statements are not guarantees of future performance and involve certain risks, uncertainties and other factors beyond the Company’s control. Therefore, actual outcomes and results may differ materially from what is expressed or forecast in the forward-looking statements. The following important factors and uncertainties, among others, could cause actual results to differ materially from those described in the forward-looking statements: (i) the risk that the Transaction may not be completed in a timely manner or at all, which may adversely affect the Company’s business and the price of the common stock of the Company, (ii) the failure to satisfy the conditions to the consummation of the Transaction, including the adoption of the Merger Agreement by the stockholders of the Company and the receipt of regulatory approvals from various governmental entities (including any conditions, limitations or restrictions placed on these approvals) and the risk that one or more governmental entities may deny approval, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, (iv) the risk that the Merger Agreement may be terminated in circumstances that require the Company to pay a termination fee; (v) the effect of the announcement or pendency of the Transaction on the Company’s business relationships, operating results and business generally, including the Company’s ability to attract, integrate, develop, manage, retain and motivate qualified employees and senior leaders as a result of such effects, (vi) risks that the proposed Transaction disrupts current plans and operations, (vii) risks related to diverting management’s attention from the Company’s ongoing business operations, (viii) the outcome of any legal proceedings that may be instituted against the Company related to the Merger Agreement or the Transaction, (ix) unexpected costs, charges or expenses resulting from the proposed Transaction, (x) the ability to obtain the necessary financing arrangements set forth in the commitment letters received in connection with the proposed Transaction; (xi) the impact of adverse macroeconomic or labor market conditions, including the impacts of inflation and effects of geopolitical instability, (xii) risks caused by delays in upturns or downturns being reflected in the Company’s financial position and results of operations, (xiii) uncertainty as to timing of completion of the proposed Transaction, and (xiv) other factors described under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, the Company’s subsequent Quarterly Reports on Form 10-Q, and in other reports and filings with the SEC. Forward-looking statements speak only as of the date of this communication or the date of any document incorporated by reference in this document. The Company cautions you that the important factors referenced above may not contain all of the factors that are important to you. In addition, the Company cannot assure you that the Company will realize the results or developments expected or anticipated or, even if substantially realized, that they will result in the consequences or affect the Company or the Company’s operations in the way the Company expects. The forward-looking statements included in this communication are made only as of the date hereof. Except as required by applicable law or regulation, the Company does not undertake to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Non-GAAP Financial Measures

This press release includes LTM Free Cash Flow, a non-GAAP measure, which is calculated as net cash provided by operating activities less purchases of property and equipment and capitalized internal-use software, and is presented for the 12 months ended June 30, 2026. Please refer to “Reconciliation of GAAP Measures to non-GAAP Measures” set forth in Varonis’ earnings releases furnished to the SEC on Form 8-K for reconciliations of free cash flow to net cash provided by operating activities for the 12 months ended December 31, 2025 and the six months ended June 30, 2026.

Additional Information About the Acquisition and Where to Find It

This communication is being made in respect of the proposed Transaction involving the Company, Parent, and Merger Sub. The Company expects to seek and intends to file with the SEC a proxy statement and other relevant documents in connection with a special meeting of the Company’s stockholders for purposes of obtaining stockholder approval of the proposed Transaction. The Company may also file other relevant documents with the SEC regarding the proposed Transaction. This communication is not a substitute for the proxy statement or any other document that the Company may file with the SEC. The definitive proxy statement (when available) will be sent or given to the stockholders of the Company and will contain important information about the proposed Transaction and related matters. INVESTORS AND STOCKHOLDERS OF THE COMPANY ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC BY THE COMPANY, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE PROPOSED TRANSACTION. Investors will be able to obtain a free copy of the proxy statement and other documents containing important information about the Company and the proposed Transaction, once such documents are filed by the Company with the SEC at the SEC’s website at www.sec.gov or from the Company at its website at https://ir.varonis.com.

Participants in the Solicitation

The Company, and certain of its directors and executive officers, may be deemed to be participants in the solicitation of proxies in connection with the proposed Transaction. Information about the Company’s directors and executive officers is set forth in (i) the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, including under the headings “Item 10. Directors, Executive Officers and Corporate Governance”, “Item 11. Executive Compensation”, “Item 12. Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” and “Item 13. Certain Relationships and Related Transactions, and Director Independence”, which was filed with the SEC on February 4, 2026, (ii) the Company’s Definitive Proxy Statement for its 2026 annual meeting of stockholders, which was filed with the SEC on April 17, 2026, under the headings “Information Regarding the Board of Directors and Corporate Governance”, “Director Compensation”, “Executive Officers”, “Compensation Discussion and Analysis”, “Executive Compensation”, “Security Ownership of Certain Beneficial Owners and Management”, and “Transactions with Related Persons”, (iii) in the supplemental information regarding the participants’ holdings of Company securities that can be found in SEC filings on Statements of Change in Ownership on Form 4 filed with the SEC on June 2, 2026 (available here) for Dov Gottlieb; on May 22, 2026 (available here) for Guy Melamed; on May 1, 2026 (available here) for Carlos Aued; on May 1, 2026 (available here) for Kevin Comolli; on May 1, 2026 (available here) for John J. Gavin, Jr.; on May 1, 2026 (available here) for Gili Iohan; on May 1, 2026 (available here) for Avrohom J. Kess; on May 1, 2026 (available here) for Ohad Korkus; on May 1, 2026 (available here) for Thomas Mendoza; on May 1, 2026 (available here) for Rachel Prishkolnik; on May 1, 2026 (available here) for Ofer Segev; and on May 1, 2026 (available here) for Fred van den Bosch, (iv) the Company’s Current Reports on Form 8-K, which were filed on April 28, 2026, June 2, 2026 and July 28, 2026, (v) the Company’s Quarterly Reports on Form 10-Q which were filed on April 29, 2026 and July 29, 2026, and (vi) in subsequently filed Statements of Change in Ownership on Form 4, Current Reports on Form 8-K and Quarterly Reports on Form 10-Q. Other information regarding the participants in the solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be set forth in the Company’s definitive proxy statement and other relevant materials to be filed with the SEC regarding the proposed Transaction when such materials become available. Investors should read the proxy statement carefully when it becomes available. Copies of the documents filed with the SEC by the Company will be available free of charge through the website maintained by the SEC at sec.gov and the Company’s website at https://ir.varonis.com.

No Offer

No person has commenced soliciting proxies in connection with the proposed Transaction referenced in this communication, and this communication is neither an offer to purchase nor a solicitation of an offer to sell securities.

Contacts

For Varonis

Media

FGS Global

Varonis@fgsglobal.com

Investors

Tim Perz
+1 646-640-2112
investors@varonis.com

Proxy Solicitor

Okapi Partners

Bruce Goldfarb

+1 212.297.0722

bhgoldfarb@okapipartners.com

For Proofpoint, Inc.

Media

pr@proofpoint.com

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